Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Tax Disclosure [Text Block]
Note 14. Income Taxes

As of September 30, 2011, we currently have approximately $U.S.18 million in U.S. net operating loss carryforwards and negligible Canadian equivalents to net operating loss carryforwards.  Our stock issuance to Canon constitutes a change of control resulting in a substantial reduction in the value of, and limits on the availability of any net operating loss carryforwards. We anticipate that the available U.S. net operating loss carryforwards may be significantly limited and the Canadian equivalents will be forfeited in total.  If we are profitable in the future, the loss of such net operating loss carryforwards will lead to higher income taxes than we would have paid absent the change of control.

15.	INCOME TAXES

Losses before income taxes include losses relating to non-U.S. operations of $2.7 million, $361,000 and $3.1 million in the years ended December 31, 2010, 2009 and 2008, respectively.

Because of the net operating losses and a valuation allowance on deferred tax assets, there was no provision for income taxes recorded in the accompanying consolidated financial statements for each of the three years ended December 31, 2010, 2009, and 2008.

A reconciliation of the federal statutory income tax rate 35% and our effective income tax rates is as follows:

In thousands of dollars:

	Year Ended December 31,
	2010	2009	2008
Federal statutory income tax benefit	$(7,802)	$(7,459)	$(10,174)
Expiration of net operating loss carry forwards	942	1,509	517
Other, net	(60)	(17)	29
True up to prior tax returns	(607)	(682)	(3,481)
Exercise of incentive stock options	478	318	390
Valuation allowance	7,049	6,331	12,719
Total	$-	$-	$-

The components of the deferred tax assets consisted of the following as of December 31, 2010 and 2009:

In thousands of dollars:

	2010	2009
Deferred tax assets:
Net operating loss carry forwards	$52,706	$46,938
Basis difference in intangible assets	724	709
Accruals	640	395
Tax credits	465	465
Basic difference in property, plant, and equipment	4	-
Other, net	504	724
Total deferred tax assets	55,043	49,231

Deferred tax liabilities:
Basis difference in property, plant, and equipment	-	(896)
Total deferred tax liabilities	-	(896)
Valuation allowance	(55,043)	(48,335)
Net deferred tax assets	$-	$-

As a result of certain realization requirements, the table of deferred tax assets shown above does not include certain deferred tax assets at December 31, 2010 and 2009 that arose directly from tax deductions related to equity compensation in excess of compensation recognized for financial reporting.   Equity will be increased by approximately $27,000 if and when such deferred tax assets are ultimately realized.  We use tax law ordering for purposes of determining when excess tax benefits have been realized.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

In thousands of dollars:

	2010	2009
Balance at January 1	$27	$27
Reductions based on tax positions related to the current year	-	-
Balance at December 31	$27	$27

The Company does not recognize interest or penalties related to unrecognized tax benefits.

The Company has no material uncertain tax positions.

Our operating loss carry-forwards include losses generated in the United States and in Canada. The net operating loss carry-forwards total approximately $150.6 million as of December 31, 2010, excluding any potential Section 382 limitations described below, and will expire at various dates as follows:

2011 - 2014	$2,300,000
2015 - 2019	$2,046,000
2020 - 2024	$22,558,000
2025 - 2030	$123,685,000

Due to the significant increase in common stock issued and outstanding from 2005 through 2010, Section 382 of the Internal Revenue Code may provide significant limitations on the utilization of net operating loss carryforwards.  As a result of these limitations, it is estimated that as of December 31, 2010, approximately $25.0 million of these operating loss carryforwards have expired without being utilized.  The company has not performed a formal section 382 study, but will do so in future years as needed.

Based upon the significant increase in common stock expected to be issued in connection with the pending Share Subscription agreement with Canon, Section 382 of the Internal Revenue Code may require significant additional limitations on the utilization of net operating loss carry-forwards than those disclosed above.

Based on the historical taxable income and projections for future taxable income over the periods in which the deferred income tax assets become deductible, management believes it more likely than not that the Company will not realize benefits of these deductible differences as of December 31, 2010.  Management has, therefore, established a full valuation allowance against its net deferred income tax assets as of December 31, 2010.

We are subject to taxation in the U.S., Canada and various states. We record liabilities for income tax contingencies based on our best estimate of the underlying exposures. We have not been audited by any jurisdiction since our inception in 1998. We are open for audit by the U.S. Internal Revenue Service, the Canada Revenue Agency and U.S. state tax jurisdictions from our inception in 1998 to 2010.